UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) October 14, 2008

                          COMMERCE GROUP CORP.
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         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
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(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312


                             Not Applicable
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

At Commerce Group Corp.'s (the "Company") Directors' Executive Committee Meeting held on October 14, 2008, the Directors agreed to postpone the Company's Annual Meeting of Shareholders which was scheduled to be held on Friday, December 19, 2008 at 2:00 p.m. at the Whitefish Bay Library Program Room, 5420 North Marlborough Drive.

The meeting is being postponed in order to give the Company additional time to develop and include a non-routine proposal to be presented to the shareholders and to nominate an additional Director for election. As soon as the Company finalizes the proposals and schedules a new date for the Annual Meeting of Shareholders, a definitive revised proxy statement soliciting materials providing the revised information will be filed with the Securities and Exchange Commission. The proxy statement will be mailed to the Company's shareholders when it is available. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE REVISED PROXY STATEMENT, WHEN AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive revised proxy statement, when available, and other documents filed by the Company at the Securities and Exchange Commission's website at www.sec.gov.


                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMERCE GROUP CORP.
                              (Registrant)

                              /s/ Edward A. Machulak
Date:  October 14, 2008       __________________________________________
                              By:  Edward A. Machulak, President

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